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                                                                Exhibit 10.31(b)
                                                           LOAN #8028476243-0001



                             MODIFICATION AGREEMENT

         THIS MODIFICATION AGREEMENT is entered into by and between BOBBY ALLISON WIRELESS, INC. (hereinafter "Borrower") and COLONIAL BANK (hereinafter "Lender").

         WHEREAS, Lender heretofore made a loan in the amount of $1,500,000.00 to Borrower, as evidenced by that certain Note dated February 23, 2000 (hereafter "Note").

         WHEREAS, Borrower has requested that the maturity date of the loan be modified from May 2, 2000 to January 31, 2001.

         WHEREAS, Lender is agreeable to make such changes.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, Lender and Borrower agree and make the following changes to the Note:

         1. Change the existing maturity date of the Note from May 2, 2000 to January 31, 2001.
         2. All other terms of the Note will remain unchanged.

         BORROWER HEREBY AGREES and directs Lender to take any action necessary to conform the Note, or the documents referred to in the Note or pertaining to the Note, to the terms herein cited, and by these presents, accepts and confirms their liability under said Note, and documents referred to in the Note or pertaining to the Note, with the terms as herein modified.

         BORROWER FURTHER AGREES that the herein Modification Agreement and the modifications to the Note shall in no way affect or release any collateral held by Lender as security or guarantee on said Note and same shall continue to secure and guarantee said Note as modified.

         IN WITNESS WHEREOF, the parties have executed this Modification Agreement effective as of the 23rd day of February, 2000.



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                   CAUTION - IT IS IMPORTANT THAT YOU THOROUGHLY
                     READ THIS CONTRACT BEFORE YOU SIGN IT.


BORROWER:                                    BOBBY ALLISON WIRELESS, INC.



                                             By: /s/ Robert L. McGinnis
                                                 --------------------------
                                             Its: CEO
                                                 --------------------------


LENDER:                                      COLONIAL BANK



                                             By: /s/ Alan Dobbins
                                                 --------------------------
                                             Its: Assistant Vice President
                                                 --------------------------